Exhibit 99.1

TRxADE Health, Inc. Announces Name Change to Scienture Holdings, Inc.

TAMPA, FL and COMMACK, NY, September 20, 2024 (GLOBE NEWSWIRE) – TRxADE Health, Inc. (“TRxADE”) (NASDAQ: MEDS) and Scienture, LLC (“Scienture”), a wholly owned subsidiary of TRxADE, today announced that it is changing its name to Scienture Holdings, Inc. (“Scienture Holdings”), effective Monday, September 23, 2024. Scienture Holdings stock will begin trading under the new ticker symbol NASDAQ:SCNX on September 23, 2024.

About TRxADE

TRxADE HEALTH, INC. historically focused on health services IT assets and operations aimed at digitalizing the retail pharmacy experience. Our current primary operations are conducted through our wholly-owned subsidiary, Integra Pharma Solutions, LLC (“IPS”), which is a licensed pharmaceutical wholesaler and sells brand, generic and non-drug products to customers. IPS customers include all healthcare markets including government organizations, hospitals, clinics and independent pharmacies nationwide.

About Scienture

Scienture, LLC is a NY based branded, specialty pharmaceutical company. We are a highly experienced team of industry professionals who are passionate about developing unique specialty product concepts and solutions that bring enhanced value to patients and healthcare systems. Our assets in development are across therapeutics areas, indications and cater to different market segments. Scienture recently entered into a business combination with TRxADE Health, Inc. (NASDAQ: MEDS) in an all-stock transaction valued at $103 million. Learn more at https://www.scienture.com/.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. TRxADE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Contact:

TRxADE

TRxADE HEALTH, INC.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

Phone: (866) 468-6535

Email: IR@Rxintegra.com